UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 12, 2019

Commission File Number: 001-36568

HEALTHEQUITY, INC.

Delaware	7389	52-2383166
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

15 West Scenic Pointe Drive

Suite 100

Draper, Utah 84020

(801) 727-1000

(Address, including Zip Code, and Telephone Number, including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	HQY	The NASDAQ Global Select Market

Item 1.01. Entry into a Material Definitive Agreement.

Amended and Restated Commitment Letter

On July 12, 2019, HealthEquity, Inc. (“HealthEquity”) entered into an Amended and Restated Commitment Letter among the HealthEquity, Wells Fargo Bank, National Association, Wells Fargo Securities, LLC, Goldman Sachs Bank USA, JPMorgan Chase Bank, N.A., Citigroup Global Capital Markets, Royal Bank of Canada, SunTrust Bank and SunTrust Robinson Humphrey, Inc. (the “A&R Commitment Letter”).  The A&R Commitment Letter amended and restated the Commitment Letter, dated as of June 26, 2019, among the HealthEquity, Wells Fargo Bank, National Association and Wells Fargo Securities (the “Original Commitment Letter”).  The A&R Commitment Letter provides for $1,436,000,000 of senior credit facility commitments, consisting of a $200,000,000 revolving credit facility commitment and a $1,236,000,000 term loan facility commitment.  The terms and conditions of the A&R Commitment Letter are otherwise materially consistent with the Original Commitment Letter.

The Commitment Letter is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference. The above description is qualified in its entirety by reference to such exhibit.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed as part of this report:

Exhibit No.	Description of Exhibit
4.1

Project Pacific Commitment Letter, dated as of July 12, 2019, by and among HealthEquity, Inc., Wells Fargo Bank, National Association and Wells Fargo Securities, LLC, Goldman Sachs Bank USA, JPMorgan Chase Bank, N.A., Citigroup Global Capital Markets, Royal Bank of Canada, SunTrust Bank and SunTrust Robinson Humphrey, Inc.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: July 16, 2019

	By:	/s/ Darcy Mott
Name: Darcy Mott
Title: Executive Vice President and Chief Financial Officer

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